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                                                                    EXHIBIT 10.4


                         MORRISON KNUDSEN CORPORATION
                    AMENDED AND RESTATED STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT (this "Agreement"), dated as of March 22, 1999, is made by and between Morrison Knudsen Corporation, a Delaware corporation hereinafter referred to as "Company," and Dennis R. Washington, an employee of the Company or Subsidiary of the Company, hereinafter referred to as "Optionee":

         WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock; and

         WHEREAS, the Company wishes to carry out the Plan (as hereinafter defined), the terms of which are hereby incorporated herein by reference and made a part hereof; and

         WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Covered Employee Subcommittee of the Compensation Committee and ratified by the Board of Directors of the Company on March 15, 1999, and incorporated herein by reference; and

         WHEREAS, this Option is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Code;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Wherever the following terms are used in this Agreement with initial capital letters, they shall have the meanings specified in the Plan unless the context clearly indicates otherwise.

Section 1.1 - Beneficiary
Section 1.2 - Code
Section 1.3 - Common Stock
Section 1.4 - Company
Section 1.5 - Employee
Section 1.6 - Exchange Act
Section 1.7 - Fair Market Value

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Section 1.8 - Subsidiary
Section 1.9 - Termination of Employment

         Wherever the following terms are used in this Agreement with initial capital letters, they shall have the meanings specified below unless the context clearly indicates otherwise. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.10 - Board
------------   -----

         "Board" shall mean the Board of Directors of the Company and shall include any committee to which the Board of Directors may have delegated its authority pursuant to Section 8.1 of the Plan.

Section 1.11 - Optionee
------------   --------

         "Optionee" shall mean the Employee named above to whom an Option is awarded under this Agreement and the Plan.

Section 1.12 - Plan
------------   ----

         "Plan" shall mean The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company, as amended and restated as of January 10, 1997, and as the same may be further amended or restated.

Section 1.14 - Secretary
------------   ---------

         "Secretary" shall mean the Secretary of the Company.

Section 1.15 - Securities Act
------------   --------------

         "Securities Act" shall mean the Securities Act of 1933, as amended.


                                  ARTICLE II

                                AWARD OF OPTION

Section 2.1 - Grant of Award
-----------   --------------

         In consideration of the Optionee's execution of this Agreement and for other good and valuable consideration, on the date hereof (the "Grant Date"), the Company irrevocably awards to the Optionee the option to purchase any part or all of an aggregate of 250,000 shares of its $.01 par value Common Stock upon the terms and subject to the conditions set forth in the Plan and in this Agreement.

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Section 2.2 - Purchase Price
-----------   --------------

         The purchase price of the shares of stock covered by the Option shall be $9.375 per share without commission or other charge.

Section 2.3 - Consideration to Company
-----------   ------------------------

         In consideration of the awarding of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is awarded. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

Section 2.4 - Adjustments in Option
-----------   ---------------------

         The Board may make or provide for such adjustments in the (a) number of shares of Common Stock covered by outstanding Options awarded hereunder, (b) prices per share applicable to such Options, and (c) kind of shares (including shares of another issuer) covered thereby, as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees, that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Agreement such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced.


                                  ARTICLE III

                           PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability
-----------   ------------------------------

(a) This Option shall become exercisable in four (4) cumulative installments as follows:

      (i) The first installment shall consist of one-fourth (1/4) of the shares covered by the Option and shall become exercisable on the date that is one year from the Grant Date.

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      (ii)  The second installment shall consist of one-fourth (1/4) of the shares covered by the Option and shall become exercisable on the date that is two years from the Grant Date.

      (iii) The third installment shall consist of one-fourth (1/4) of the shares covered by the Option and shall become exercisable on the date that is three years from Grant Date.

      (iv) The fourth installment shall consist of one-fourth (1/4) of the shares covered by the Option and shall become exercisable on the date that is four years from Grant Date.

(b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability
-----------   --------------------------

         The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option
-----------   --------------------

(a) The Option may not be exercised to any extent by anyone after the first to occur of the following events:

      (i)   The expiration of ten (10) years from the Grant Date; or

      (ii) Except as set forth in 3.3(a) (iii) and (iv), the expiration of three (3) months after the Optionee's Termination of Employment; or

      (iii) The expiration of twelve (12) months from the date of the Optionee's Termination of Employment by reason of permanent and total disability (within the meaning of Section 22(e) (3) of the Code) or by reason of retirement at or after age 65; or

      (iv) If the Optionee dies while the Option is exercisable, the expiration of twelve (12) months from the date of the Optionee's death.

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                                  ARTICLE IV

                              EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise
-----------   ---------------------------

         During the lifetime of the Optionee, only he or his guardian or legal representative may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise
-----------   ----------------

         Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

Section 4.3 - Manner of Exercise
-----------   ------------------

         The Option or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

(a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Board; and

(b) Full payment for the shares with respect to which such option or portion is exercised, which payment shall be (i) in cash, (ii) through the delivery of shares of Common Stock owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) subject to the timing requirements of Section 5.3 of the Plan, through any combination of the consideration provided in the foregoing subparagraphs (i) or (ii); and

(c) Such representations and documents as the Board deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Board may also take whatever additional actions it deems appropriate to effect such compliance including (without limitation) placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

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(d)      Full payment to the Company (or other employer corporation) of all amounts which under federal, state or local tax law, it is required to withhold upon exercise of the Option; provided, however, the Company
                                               -----------------
         may permit the Optionee, upon delivery of a written election to the Secretary of the Company (or to such other person who may be designated by the Board) to elect to have the Company withhold shares of Common Stock otherwise issuable upon the exercise of the Option. Shares of Common Stock so withheld will be credited against this tax obligation at their Fair Market Value; and

(e)      In the event the Option or portion shall be exercised pursuant to
         Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 - Conditions to Issuance of Stock Certificates
-----------   --------------------------------------------

         The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been repurchased by the Company. Such shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall determine to be necessary or advisable; and

(d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

(e) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Shareholder
-----------   ---------------------

         The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

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                                   ARTICLE V

                               OTHER PROVISIONS

Section 5.1 - Administration
-----------   --------------

         The Board shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

Section 5.2 - Option Not Transferable
-----------   -----------------------

         Options under the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution; provided, however, an Optionee may designate a Beneficiary to
              --------  -------
exercise his Option or other rights under the Plan after his death. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided,
                                                                       --------
however, that this Section 5.2 shall not prevent transfers by will or by the
-------
applicable laws of descent and distribution. An Option shall be exercised during the Optionee's lifetime only by the Optionee or his guardian or legal representative.

Section 5.3 - Shares to Be Reserved
-----------   ---------------------

         The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices
-----------   -------

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

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Section 5.5 - Titles
-----------   ------

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Construction
-----------   ------------

         This Agreement shall be administered, interpreted and enforced under the internal substantive laws of the State of Delaware.

Section 5.7 - Conformity to Securities Laws
-----------   -----------------------------

         The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all applicable federal and state laws, rules and regulations, including provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is awarded and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                                    MORRISON KNUDSEN CORPORATION


                                    By:
                                         --------------------------------------
                                         Stephen G. Hanks
                                         Executive Vice President




                                    OPTIONEE


                                    -------------------------------------------
                                    Dennis R. Washington


                                Spousal Consent
                                ---------------

         The undersigned has read and is familiar with the preceding Agreement and the Plan and hereby consents and agrees to be bound by all the terms of the Agreement and the Plan. Without limiting the foregoing, the undersigned specifically agrees that the Company may rely on any authorization, instruction or election made under the Agreement by the Optionee alone and that all of his or her right, title or interest, if any, in the shares of Common Stock purchased by the Optionee under the Agreement, whether arising by operation of community property law, by property settlement or otherwise, shall be subject to all of such terms.


                                    -------------------------------------------

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                                    Printed Name


Exhibit A:  Copy of the Plan

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